                                                                 EXHIBIT 4(s)(A)


                                 [Face of Note]

CUSIP NO.                                          PRINCIPAL AMOUNT:  $

REGISTERED NO.

                             WELLS FARGO & COMPANY

                                    FORM OF

                     MEDIUM-TERM FIXED RATE NOTE, SERIES __

                   Due Nine Months or More From Date of Issue

[ ]  Check this box if this Security is a Global Security.

         Applicable if this Security is a Global Security:

         [Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation (55 Water Street, New York, New York) ("DTC"), to the Issuer or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as requested by an authorized representative of DTC (and any payment is made to Cede & Co. or such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.]

         [If applicable, this Security will contain information required by U.S. Federal Income Tax "Original Issue Discount" rules, as that term is defined in the Internal Revenue Code of 1986, as amended.]


ORIGINAL ISSUE DATE:             ISSUE PRICE:        %               INTEREST RATE PER ANNUM:



STATED MATURITY DATE:            INTEREST PAYMENT DATES:             REGULAR RECORD DATES:



OPTIONAL REDEMPTION:             INITIAL REDEMPTION PERCENTAGE:      ANNUAL REDEMPTION
                                                                     PERCENTAGE REDUCTION:


INITIAL REDEMPTION DATE:         SINKING FUND:                       OPTION TO ELECT REPAYMENT:



OPTIONAL REPAYMENT DATE(S):      MINIMUM DENOMINATIONS:              DEPOSITARY (Only applicable
                                     [ ]   $1,000                    if this Security is a Global Security):
                                     [ ]   Other


SPECIFIED CURRENCY:



OTHER/ADDITIONAL TERMS:                       ADDENDUM ATTACHED:



         WELLS FARGO & COMPANY, a corporation duly organized and existing under the laws of the State of Delaware (hereinafter called the "Company", which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to __________________, or registered assigns, the principal sum of _______________________ Dollars ($______________)
on the Stated Maturity Date shown above (except to the extent redeemed or repaid prior to such date) and to pay interest, if any, on the principal amount hereof at the Interest Rate shown above (computed on the basis of a 360-day year of twelve 30-day months), semi-annually on each Interest Payment Date set forth above from and after the date of this Security and at Maturity until payment of the principal amount hereof has been made or duly provided for. Unless this Security is a Security which has been issued upon transfer of, in exchange for, or in replacement of, a Predecessor Security, interest on this Security shall accrue from the Original Issue Date indicated above. If this Security has been issued upon transfer of, in exchange for, or in replacement of, a Predecessor Security, interest on this Security shall accrue from the last Interest Payment Date to which interest was paid on such Predecessor Security or, if no interest was paid on such Predecessor Security, from the Original Issue Date indicated above. The first payment of interest on a Security originally issued and dated between a Regular Record Date specified above and an Interest Payment Date will be due and payable on the Interest Payment Date following the next succeeding Regular Record Date to the registered owner on such next succeeding Regular Record Date. Subject to certain exceptions provided in the Indenture referred to herein below, the interest so payable on any Interest Payment Date will be paid to the Person in whose name this Security is registered at the close of business on the Regular Record Date (whether or not a Business Day) next preceding such Interest Payment Date, and interest payable upon Maturity will be paid to the person to whom principal is payable.

         Notwithstanding the foregoing, if an Addendum is attached hereto or "Other/Additional Terms" apply to this Security as specified above, this Security shall be subject to the terms set forth in such Addendum or such "Other/Additional Terms."

         The principal (and premium, if any) and interest on, this Security is payable by the Company in the Specified Currency specified above.

         Any interest not punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture.

         Until this Security is paid in full or payment therefor in full is duly provided for, the Company will at all times maintain a Paying Agent (which Paying Agent may be the Trustee) in __________________ and ________________. The
Company has initially appointed __________________________________ as the Paying Agent at its offices at _________________________________________________ and at
_____________________.

         If this Security is a Global Security: Payments of principal and any premium and interest on this Security will be made to DTC or its nominee, as Holder of this Security, by wire transfer of immediately available funds.

         If this Security is not a Global Security: Payment of interest on this Security (other than payments of interest at Maturity) will be made by check mailed to the Person entitled thereto at such Person's last address as it appears in the Security Register or, in the case of a Holder of $50,000,000 or more in aggregate principal amount of Securities of this series, by wire transfer of immediately available funds to such account as may have been designated by such Holder. Any such designation for wire transfer purposes shall be made by filing the appropriate information with the Paying Agent at its corporate trust office not later than 15 calendar days prior to the applicable Interest Payment Date and, unless revoked by written notice to the Paying Agent received by the Paying Agent on or prior to the Regular Record Date immediately preceding the applicable Interest Payment Date, shall remain in effect with respect to any further payments with respect to this Security payable to such Holder. Payment of principal of and interest, if any, on this Security at Maturity will be made against presentation of this Security at the office or agency of the Company maintained for that purpose in ________________ or
_________________.

         The Company will pay any administrative costs imposed by banks on payors in making payments on this Security in immediately available funds and the Holder of this Security will pay any administrative costs imposed by banks on payees in connection with such payments. Any tax, assessment or governmental charge imposed upon payments on this Security will be borne by the Holder of this Security.

         Any payment on this Security due on any day which is not a Business Day need not be made on such day, but may be made on the next succeeding Business Day with the same force and effect as if made on the due date and no additional interest shall accrue on the amount so payable for the period from and after such date. For purposes of this Security, "Business Day" means any day other than a Saturday, Sunday or a legal holiday or a day on which banking institutions are authorized or required by law or regulation to close in _____________ or ____________.

         Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

         IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.


DATED:  ____________________

                                          WELLS FARGO & COMPANY



                                          By:__________________________________
                                             Its:______________________________

[SEAL]
                                          Attest:______________________________
                                             Its:______________________________


TRUSTEE'S CERTIFICATE OF AUTHENTICATION
This is one of the Securities of the
series designated therein referred to
in the within-mentioned Indenture.

_____________________________________,
     as Trustee


By: __________________________________
     Authorized Signature

                                [Reverse of Note]



                              WELLS FARGO & COMPANY


                     MEDIUM-TERM FIXED RATE NOTE, SERIES __

                   Due Nine Months or More From Date of Issue


General

         This Security is one of a duly authorized issue of securities of the Company (herein called the "Securities"), issued and to be issued in one or more series under an indenture dated as of _______________, as amended or supplemented from time to time (herein called the "Indenture"), between the Company and __________________________________, as Trustee (herein called the
"Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto, reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities, and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series of the Securities, which series is limited to an aggregate principal amount of $_____________ or the equivalent thereof in one or more foreign or composite currencies, designated as Medium-Term Notes, Series __, of the Company. The Securities of this series may mature at different times, bear interest, if any, at different rates, be redeemable at different times or not at all, be repayable at the option of the Holder at different times or not at all, be issued at an original issue discount and be denominated in different currencies.

         The Securities are issuable only in registered form without coupons and will be either (a) book-entry securities represented by one or more global securities recorded in the book-entry system maintained by the Depository or (b) certificated securities issued to and registered in the names of, the beneficial owners or their nominees.

Events of Default

         If an Event of Default, as defined in the Indenture, with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

Modification and Waivers; Obligation of the Company Absolute

         The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of all series to be affected, acting together as a class. The Indenture also contains provisions permitting the Holders of a majority in principal amount of the Securities of all series at the time Outstanding affected by certain provisions of the Indenture, acting together as a class, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with those provisions of the Indenture. Certain past defaults under the Indenture and their consequences may be waived under the Indenture by the Holders of a majority in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

         No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed, except that in the event the Company deposits money or Eligible Instruments as provided in Section 401 or 403 of the Indenture, such payments will be made only from proceeds of such money or Eligible Instruments.

Defeasance and Covenant Defeasance

         The Indenture contains provisions for defeasance at any time of (a) the entire indebtedness on this Security and (b) certain restrictive covenants and certain Events of Default, upon compliance by the Company with certain conditions set forth therein, which provisions apply to this Security.

Redemption

         If so provided on the face hereof, the Company may at its option redeem this Security in whole or from time to time in part in increments of $1,000 (provided that any remaining principal amount of this Security shall not be less than the minimum authorized denomination hereof) on or after the date designated as the Initial Redemption Date on the face hereof at 100% of the unpaid principal amount hereof or the portion thereof redeemed multiplied by a percentage (the "Redemption Percentage"), together with accrued interest, if any, to the Redemption Date. The Redemption Percentage shall initially be equal to the Initial Redemption Percentage specified on the face hereof and shall decline at each anniversary of the Initial Redemption Date by the amount of the Annual Redemption Percentage Reduction specified on the face hereof, until the Redemption Percentage is equal to 100%. The Company may exercise such option by causing the Trustee to mail a notice of such redemption at least 30 but not more than 60 days prior to the applicable Redemption Date to each Holder of the Securities of this series to be redeemed. In the event of redemption of this Security in part only, the Company shall issue a new Security or Securities for the unredeemed portion hereof in the name of the Holder hereof upon the cancellation hereof. If less than all of the Securities of this series with like tenor and terms are to be redeemed, the Securities to be redeemed shall be selected by the Trustee by such method as the Trustee shall deem fair and appropriate.

Sinking Fund

         Unless otherwise specified on the face hereof, this Security will not be entitled to any sinking fund.

Repayment

         If so provided on the face hereof, this Security will be repayable prior to the Stated Maturity Date at the option of the Holder, in whole or in part and in increments of $1,000 (provided that any remaining principal amount of this Security surrendered for partial repayment shall not be less than the minimum authorized denomination hereof), on or after the date designated as an Optional Repayment Date on the face hereof at 100% of the principal amount to be repaid, plus accrued interest, if any, to the Repayment Date. In order for this Security to be repaid, the Company must receive at the applicable address of the Paying Agent set forth below or at such other place or places of which the Company shall from time to time notify the Holder of the within Security, at least 30 but not more than 45 days prior to an Optional Repayment Date, either
(i) this Security, with the form below entitled "Option to Elect Repayment" duly completed, or (ii) a telegram, telex, facsimile transmission, or letter from a member of a national securities exchange or the National Association of Securities Dealers, Inc. or a commercial bank or a trust company in the United States of America setting forth (a) the name, address and telephone number of the Holder of this Security, (b) the principal amount of this Security and the amount of this Security to be repaid, (c) a statement that the option to elect repayment is being exercised thereby, and (d) a guarantee stating that the Company will receive this Security, with the form below entitled "Option to Elect Repayment" duly completed, not later than five Business Days after the date of such telegram, telex, facsimile transmission or letter (and this Security and form duly completed are received by the Company by such fifth Business Day). Any such election shall be irrevocable. The address to which such deliveries to __________________________________ are to be made is
____________________________ _______________________________ (or, at such other place as the Company shall notify the Holders of the Securities of this series). All questions as to the validity, eligibility (including time of receipt) and acceptance of any Security for repayment will be determined by the Company, whose determination will be final and binding. Upon any partial repayment, this Security shall be cancelled and a new Security or Securities for the remaining principal amount hereof shall be issued in the name of the Holder of this Security.

Authorized Denominations

         Unless otherwise provided on the face hereof, this Security is issuable only in registered form without coupons in denominations of $1,000 or any amount in excess thereof which is an integral multiple of $1,000.

Registration of Transfer

         Upon due presentment for registration of transfer of this Security at the office or agency of the Company maintained in _____________ or _________________, a new Security or Securities of this series in authorized denominations for an equal aggregate principal amount will be issued to the transferee in exchange herefor, as provided in the Indenture and subject to the limitations provided therein and to the limitations described below, without charge except for any tax or other governmental charge imposed in connection therewith.

         If this Security is a Global Security (as specified above), this Security is exchangeable for definitive Securities in registered form only if
(x) the Depositary notifies the Company that it is unwilling or unable to continue as Depositary for this Security or if at any time the Depositary ceases to be a clearing agency registered under the Securities Exchange Act of 1934, as amended, and the Company does not appoint a successor Depositary within 90 days after receiving such notice or after becoming aware that the Depositary has ceased to be so registered as a clearing agency, (y) the Company in its sole discretion determines that this Security shall be exchangeable for definitive Securities in registered form and notifies the Trustee thereof or (z) an Event of Default with respect to the Securities represented hereby has occurred and is continuing. If this Security is exchangeable pursuant to the preceding sentence, it shall be exchangeable for definitive Securities in registered form, bearing interest at the same rate, having the same date of issuance, redemption provisions, Stated Maturity Date and other terms and of authorized denominations aggregating a like amount.

         If this Security is a Global Security (as specified above), this Security may not be transferred except as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor of the Depositary or a nominee of such successor. Except as provided above, owners of beneficial interests in this Global Security will not be entitled to receive physical delivery of Securities in definitive form and will not be considered the Holders hereof for any purpose under the Indenture.

         Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

No Personal Recourse

         No recourse shall be had for the payment of the principal of or the interest on this Security, or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture or any indenture supplemental thereto, against any incorporator, stockholder, officer or director, as such, past, present or future, of the Company or any successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issuance hereof, expressly waived and released.

Defined Terms

         All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

Governing Law

         This Security shall be governed by and construed in accordance with the law of the State of New York, without regard to principles of conflicts of laws.

                              --------------------


                            OPTION TO ELECT REPAYMENT

               TO BE COMPLETED ONLY IF THIS SECURITY IS REPAYABLE
                   AT THE OPTION OF THE HOLDER AND THE HOLDER
                          ELECTS TO EXERCISE SUCH RIGHT


                              --------------------


         The undersigned hereby irrevocably requests and instructs the Company to repay the within Security (or the portion thereof specified below), pursuant to its terms, on the Optional Repayment Date first occurring after the date of receipt by the Company of the within Security as specified below (the "Repayment Date"), at a Repayment Price equal to 100% of the principal amount thereof, together with interest to the Repayment Date, to the undersigned, _________________________________________________________________________, at
_________________________________________________________________ (please print or typewrite name and address of the undersigned).

         For this option to elect repayment to be effective, the Company must receive, at the applicable address of the Paying Agent set forth in the within Security or at such other place or places of which the Company shall from time to time notify the Holder of the within Security, at least 30 but not more than 45 days prior to an Optional Repayment Date, either (i) this Security, with this "Option to Elect Repayment" form duly completed, or (ii) a telegram, telex, facsimile transmission, or letter from a member of a national securities exchange or the National Association of Securities Dealers, Inc. or a commercial bank or a trust company in the United States of America setting forth (a) the name, address and telephone number of the Holder of the Security, (b) the principal amount of the Security and the amount of the Security to be repaid,
(c) a statement that the option to elect repayment is being irrevocably exercised thereby, and (d) a guarantee stating that the Security to be repaid with the form entitled "Option to Elect Repayment" on the addendum to the Security duly completed will be received by the Company not later than five Business Days after the date of such telegram, telex, facsimile transmission or letter (and such Security and form duly completed are received by the Company by such fifth Business Day).

         If less than the entire principal amount of the within Security is to be repaid, specify the portion thereof (which shall be an integral multiple of $1,000) which the holder elects to have repaid: $__________.

         If less than the entire principal amount of the within Security is to be repaid, specify the denomination or denominations (which shall be $1,000 or an integral multiple thereof) of the

Security or Securities to be issued to the holder for the portion of the within Securities not being repaid (in the absence of any specification, one such Security will be issued for the portion not being repaid): $______________.



Date:  _________________            ____________________________________________
                                    Notice: The signature to this Option to
                                    Elect Repayment must correspond with the name as written upon page 2 of the within Security in every particular without alteration or enlargement or any change whatsoever.

                                  ABBREVIATIONS


         The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM   --  as tenants in common

TEN ENT   --  as tenants by the entireties

JT TEN    --  as joint tenants with right
              of survivorship and not
              as tenants in common

UNIF GIFT MIN ACT  --  _____________________ Custodian _________________________
                              (Cust)                           (Minor)

Under Uniform Gifts to Minors Act

_________________________________
             (State)

         Additional abbreviations may also be used though not in the above list.

         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

Please Insert Social Security or
Other Identifying Number of Assignee

_______________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
  (PLEASE PRINT OR TYPE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE) the within Security of WELLS FARGO & COMPANY and all rights thereunder and does hereby irrevocably constitute and appoint __________________ attorney to transfer the said Security on the books of the within-named Company, with full power of substitution in the premises.

Dated:  _________________________


                                                       _________________________

                              Signature Guaranteed:    _________________________



NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within Security in every particular, without alteration or enlargement or any change whatsoever.

                                                                 EXHIBIT 4(s)(B)



                                 [Face of Note]


CUSIP NO.                                          PRINCIPAL AMOUNT:  $

REGISTERED NO.


                              WELLS FARGO & COMPANY

                                     FORM OF

                    MEDIUM-TERM FLOATING RATE NOTE, SERIES __

                   Due Nine Months or More From Date of Issue


[ ]   Check box if this Security is a Global Security.

         Applicable if this Security is a Global Security:

         [Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation (55 Water Street, New York, New York) ("DTC"), to the Issuer or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as requested by an authorized representative of DTC (and any payment is made to Cede & Co. or such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.]

         [If applicable, this Security will contain information required by U.S. Federal Income Tax "Original Issue Discount" rules, as that term is defined in the Internal Revenue Code of 1986, as amended.]


ORIGINAL ISSUE DATE:            ISSUE PRICE:              %      STATED MATURITY DATE:



BASE RATE:                      INITIAL INTEREST RATE:           INTEREST PAYMENT DATES:



REGULAR RECORD DATES:           INTEREST DETERMINATION DATES:    CALCULATION DATES:



MAXIMUM RATE:                   MINIMUM RATE:                    INTEREST RESET PERIOD:




INTEREST RESET DATES:           INITIAL INTEREST RESET DATE:     SPREAD MULTIPLIER:



SPREAD:   +                     INDEX MATURITY:                  DESIGNATED CMT MATURITY
          -                                                      INDEX AND DESIGNATED
                                                                 TELERATE PAGE
                                                                 (Only applicable if the
                                                                 Base Rate is CMT):



DESIGNATED LIBOR PAGE           INDEX CURRENCY                   CALCULATION AGENT:
(Only applicable if the Base    (Only applicable if the
Rate is LIBOR):                 Base Rate is LIBOR):
  [ ]  LIBOR Telerate (p. __)
  [ ]  LIBOR Reuters (p. __)



OPTIONAL REDEMPTION             INITIAL REDEMPTION DATE          INITIAL REDEMPTION
(at option of Company):         (at option of Company):          PERCENTAGE:



ANNUAL REDEMPTION               SINKING FUND:                    OPTION TO ELECT REPAYMENT:
PERCENTAGE REDUCTION:



OPTIONAL REPAYMENT DATE(S):     MINIMUM DENOMINATIONS:           DEPOSITARY
                                     [ ]   $1,000                (Only applicable if this Security
                                     [ ]   Other                 is a Global Security):



SPECIFIED CURRENCY:



OTHER/ADDITIONAL TERMS:                                          ADDENDUM ATTACHED:





         WELLS FARGO & COMPANY, a corporation duly organized and existing under the laws of the State of Delaware (herein called the "Company", which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to ______________________________, or registered assigns, the principal sum of __________________________________Dollars ($_____________) on the Stated
Maturity Date shown above (except to the extent redeemed or repaid prior to such date) and to pay interest, if any, on the Interest Payment Dates specified above, commencing with the first Interest Payment Date specified above following the Original Issue Date specified above, and at Maturity, on the principal amount hereof at such offices and agencies, at a rate per annum equal to the Initial Interest Rate specified above until the Initial Interest Reset Date specified above following the Original Issue Date specified above and thereafter at a rate per annum determined in accordance with the provisions on the reverse hereof under the heading "Determination of CD Rate", "Determination of Commercial Paper Rate", "Determination of Federal Funds Rate", "Determination of LIBOR", "Determination of Prime Rate", "Determination of Treasury Rate" or "Determination of CMT Rate", depending upon whether the Base Rate is CD Rate, Commercial Paper Rate, Federal Funds Rate, LIBOR, Prime Rate, Treasury Rate or CMT Rate, as specified above.

         Notwithstanding the foregoing, if an Addendum is attached hereto or "Other/Additional Terms" apply to this Security as specified above, this Security shall be subject to the terms set forth in such Addendum or such "Other/Additional Terms."

         The principal (and premium, if any) and interest on, this Security is payable by the Company in the Specified Currency specified above.

         Any Interest Payment Date specified above that would fall on a day that is not a Business Day, other than an Interest Payment Date that is also the date of Maturity, shall be the following day that is a Business Day, except that, if the Base Rate specified above is LIBOR and such following Business Day is in the next calendar month, such Interest Payment Date shall be the immediately preceding day that is a Business Day. If the date of Maturity would fall on a day that is not a Business Day, the payment of principal and any premium and interest shall be made on the following Business Day, with the same force and effect as if made on the due date, and no additional interest shall accrue on the amount so payable for the period from and after such date of Maturity. For purposes of this Security, "Business Day" means (a) any day other than a Saturday, Sunday or a legal holiday or a day on which banking institutions are authorized or required by law or regulation to close in ________________ or ___________________, and (b) if the Base Rate specified above is LIBOR, any such day which is also a London Banking Day. For purposes of this Security, ("London Banking Day" means any day on which dealings in deposits in the Index Currency specified above are transacted in the London interbank market).

         Interest payments on this Security shall be the amount of interest accrued from and including the Original Issue Date specified above or from and including the last date to which interest has been paid, or provided for, as the case may be, to but excluding, the following Interest Payment Date or the date of Maturity. If this Security has been issued upon transfer of, in exchange for, or in replacement of, a Predecessor Security, interest on this Security shall accrue from the last Interest Payment Date to which interest was paid on such Predecessor Security or, if no interest was paid on such Predecessor Security, from the Original Issue Date specified above.

         Subject to certain exceptions provided in the Indenture referred to on the reverse hereof, the interest so payable on any Interest Payment Date shall be paid to the Person in whose name this Security is registered at the close of business on the Regular Record Date (whether or not a Business Day) next preceding such Interest Payment Date, and interest payable upon the Maturity (whether or not such date of Maturity is an Interest Payment Date) shall be paid to the Person to whom principal is payable; provided, however, that the first payment of interest on a Security originally issued and dated between a Regular Record Date specified above and an Interest Payment Date shall be due and payable on the Interest Payment Date following the next succeeding Regular Record Date to the registered owner on such next succeeding Regular Record Date. Unless otherwise specified on the face hereof, "Regular Record Date" shall mean the fifteenth calendar day (whether or not a Business Day) immediately preceding the related Interest Payment Date.

         Any interest not punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture.

         Until this Security is paid in full or payment therefor in full is duly provided for, the Company shall at all times maintain a Paying Agent (which Paying Agent may be the Trustee) in _____________ and _________________. The Company has initially appointed ______________________________ as the Paying Agent at its offices at _________________ _______________________________________ and at _______________________________
_______________________________________.

         If this Security is a Global Security: Payments of principal and any premium and interest on this Security shall be made to DTC or its nominee, as Holder of this Security, by wire transfer of immediately available funds.

         If this Security is not a Global Security: Payment of interest on this Security (other than payments of interest at Maturity) shall be made by check mailed to the Person entitled thereto at such Person's last address as it appears in the Security Register or, in the case of a Holder of $50,000,000 or more in aggregate principal amount of Securities of this series, by wire transfer of immediately available funds to such account as may have been designated by such Holder. Any such designation for wire transfer purposes shall be made by filing the appropriate information with the Paying Agent at its corporate trust office not later than 15 calendar days prior to the applicable Interest Payment Date and, unless revoked by written notice to the Paying Agent received by the Paying Agent on or prior to the Regular Record Date immediately preceding the applicable Interest Payment Date, shall remain in effect with respect to any further payments with respect to this Security payable to such Holder. Payment of principal of and interest, if any, on this Security at Maturity shall be made against presentation of this Security at the office or agency of the Company maintained for that purpose in _____________ or
_________________.

         The Company shall pay any administrative costs imposed by banks on payors in making payments on this Security in immediately available funds and the Holder of this Security will pay any administrative costs imposed by banks on payees in connection with such payments. Any tax, assessment or governmental charge imposed upon payments on this Security shall be borne by the Holder of this Security.

         Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

         IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.


DATED:  ____________________

                                              WELLS FARGO & COMPANY



                                                  By:___________________________
                                                 Its:___________________________

[SEAL]
                                              Attest:___________________________
                                                 Its:___________________________


TRUSTEE'S CERTIFICATE OF AUTHENTICATION
This is one of the Securities of the
series designated therein referred to
in the within-mentioned Indenture.

______________________________________,
     as Trustee


By:______________________________________
     Authorized Signature

                                [Reverse of Note]


                              WELLS FARGO & COMPANY

                    MEDIUM-TERM FLOATING RATE NOTE, SERIES __

                   Due Nine Months or More From Date of Issue

General

         This Security is one of a duly authorized issue of securities of the Company (herein called the "Securities"), issued and to be issued in one or more series under an indenture dated as of _______________, as amended or supplemented from time to time (herein called the "Indenture"), between the Company and __________________________________, as Trustee (herein called the
"Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto, reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities, and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series of the Securities, which series is limited to an aggregate principal amount of $_____________ or the equivalent thereof in one or more foreign or composite currencies, designated as Medium-Term Notes, Series __, of the Company. The Securities of this series may mature at different times, bear interest, if any, at different rates, be redeemable at different times or not at all, be repayable at the option of the Holder at different times or not at all, be issued at an original issue discount and be denominated in different currencies.

         The Securities are issuable only in registered form without coupons and will be either (a) book-entry securities represented by one or more global securities recorded in the book-entry system maintained by the Depository or (b) certificated securities issued to and registered in the names of, the beneficial owners or their nominees.

Interest Rate Reset

         The interest rate in effect from the Original Issue Date to the Initial Interest Reset Date specified on the face hereof shall be the Initial Interest Rate specified on the face hereof. Commencing with the Initial Interest Reset Date specified on the face hereof following the Original Issue Date specified on the face hereof, the rate at which interest on this Security is payable shall be adjusted daily, weekly, monthly, quarterly, semi-annually or annually as specified on the face hereof under "Interest Reset Period". Each such adjusted rate shall be applicable from and including the Interest Reset Date to which it relates to but not including the next succeeding Interest Reset Date or until Maturity, as the case may be. Subject to applicable provisions of law and except as specified herein, on each Interest Reset Date, the rate of interest on this Security shall be the rate determined with respect to the Interest Determination Date next preceding such Interest Reset Date in accordance with the provisions of the applicable heading below and adjusted by the addition or subtraction of the Spread, if any, specified on the face hereof, and/or by the multiplication by the Spread Multiplier, if any, specified on the face hereof.

         If any Interest Reset Date would otherwise be a day that is not a Business Day, such Interest Reset Date shall be the following Business Day, except that if the Base Rate specified above is LIBOR and if such following Business Day is in the next calendar month, such Interest Reset Date shall be the immediately preceding Business Day.

         Accrued interest shall be calculated by multiplying the principal amount by an accrued interest factor. Such accrued interest factor shall be computed by adding the interest factor calculated for each day in the period for which interest is being paid. Unless otherwise specified on the face hereof, the interest factor for each such day will be computed by dividing the interest rate (expressed as a decimal) applicable to such day by 360, if the Base Rate is the CD Rate, the Commercial Paper Rate, the Federal Funds Rate, LIBOR or the Prime Rate or by the actual number of days in the year, if the Base Rate is the Treasury Rate or the CMT Rate.

         Unless otherwise specified on the face hereof, all percentages resulting from any calculation referred to herein shall be rounded, if necessary, to the nearest one hundred-thousandth of a percentage point, with five one-millionths of one percentage point rounded upward (e.g., 9.876545% (or. 09876545) being rounded to 9.87655% (or .0987655) and 9.876544% (or .09876544)
being rounded to 9.87654% (or .0987654)), and all dollar amounts used in or resulting from any such calculation on this Security shall be rounded to the nearest cent (with one-half cent being rounded upwards).

         Notwithstanding the foregoing, the interest rate per annum hereon shall not be greater than the Maximum Interest Rate, if any, or less than the Minimum Interest Rate, if any, specified on the face hereof. The Calculation Agent shall calculate the interest rate hereon in accordance with the foregoing on or before each Calculation Date.

         The interest rate on this Security shall in no event be higher than the maximum rate permitted by New York law, as the same may be modified by United States law of general application.

         At the request of the Holder hereof, the Calculation Agent shall provide to the Holder hereof the interest rate hereon then in effect and, if determined, the interest rate that shall become effective on the next Interest Reset Date with respect to this Security. The Calculation Agent's determination of any interest rate shall be final and binding in the absence of manifest error.

Determination of CD Rate

         If the Base Rate specified on the face hereof is CD Rate, the interest rate per annum determined with respect to any Interest Determination Date specified on the face hereof (each, a "CD Interest Determination Date") shall equal the rate on such date for negotiable certificates of deposit having the specified Index Maturity as published by the Board of Governors of the Federal Reserve System in "Statistical Release H.15(519), Selected Interest Rates" or any successor publication of the Board of Governors of the Federal Reserve System ("H.15(519)") under the heading "CDs (Secondary Market)."

         The following procedures shall be followed if the CD Rate cannot be determined as described above:

         o If the above rate is not published in H.15(519) by 9:00 a.m., New York City time, on the Calculation Date, the CD Rate shall be the rate on the applicable CD Interest Determination Date set forth in the daily update of H.15(519), available through the world wide website of the Board of Governors of the Federal Reserve System at http://www.bog.frb.fed.us/releases/h15/update, or any successor site or publication ("H.15 Daily Update"), or another recognized electronic source used for the purpose of displaying this rate, for the day in respect of certificates of deposit having the Index Maturity specified on the face hereof under the caption "CDs (secondary market)."

         o        If such rate is not yet published in either H.15(519) or the
                  H.15 Daily Update or another recognized electronic source by 3:00 p.m., New York City time, on the Calculation Date, then the Calculation Agent shall determine the CD Rate to be the arithmetic mean of the secondary market offered rates as of 10:00 a.m., New York City time, on such CD Interest Determination Date of three leading nonbank dealers in negotiable U.S. dollar certificates of deposit in New York City selected by the Calculation Agent for negotiable certificates of deposit in a denomination of $5,000,000 of major United States money center banks of the highest credit standing (in the market for negotiable certificates of deposit) with a remaining maturity closest to the Index Maturity specified on the face hereof.

         o If the dealers selected by the Calculation Agent are not quoting as mentioned immediately above, the CD Rate in effect immediately prior to such CD Interest Determination Date shall not change and shall remain the CD Rate in effect on such CD Interest Determination Date.

Determination of Commercial Paper Rate

         If the Base Rate specified on the face hereof is Commercial Paper Rate, the interest rate per annum determined with respect to any Interest Determination Date specified on the face hereof (each, a "Commercial Paper Interest Determination Date") shall equal the Money Market Yield (calculated as described below) of the rate on such date for commercial paper having the Index Maturity specified on the face hereof as published in H.15(519) under the heading "Commercial Paper--Nonfinancial."

         The following procedures shall be followed if the Commercial Paper Rate cannot be determined as described above:

         o If the above rate is not published by 9:00 a.m., New York City time, on the Calculation Date, then the Commercial Paper Rate shall be the Money Market Yield of the rate on the applicable Commercial Paper Interest Determination Date for commercial paper having the Index Maturity specified on the face hereof as published in H.15 Daily Update, or another recognized electronic source used for the purpose of displaying this rate, under the heading "Commercial Paper--Nonfinancial."

         o If by 3:00 p.m., New York City time, on such Calculation Date such rate is not yet published in either H.15(519) or H.15 Daily Update or another recognized electronic source, then the Calculation Agent shall determine the Commercial Paper Rate to be the Money Market Yield of the arithmetic mean of the offered rates of 11:00 a.m., New York City time, on such Commercial Paper Interest Determination Date of three leading dealers of commercial paper in New York City selected by the Calculation Agent for commercial paper having the Index Maturity specified on the face hereof placed for an industrial issuer whose bond rating is "Aa," or the equivalent, from a nationally recognized statistical rating agency.

         o If the dealers selected by the Calculation Agent are not quoting as mentioned immediately above, the Commercial Paper Rate in effect immediately prior to such Commercial Paper Interest Determination Date shall not change and shall remain the Commercial Paper Rate in effect on such Commercial Paper Interest Determination Date.

         "Money Market Yield" will be a yield calculated in accordance with the following formula:


                 Money Market Yield   =   D x 360   x 100
                                       ------------
                                       360 - (D x M)

where "D" refers to the applicable per annum rate for commercial paper quoted on a bank discount basis and expressed as a decimal and "M" refers to the actual number of days in the interest period for which interest is being calculated.

         Determination of Federal Funds Rate

         If the Base Rate specified on the face hereof is Federal Funds Rate, the interest rate per annum determined with respect to any Interest Determination Date specified on the face hereof (each, a "Federal Funds Interest Determination Date") shall equal the rate on that day for federal funds as published in H.15(519) under the heading "Federal Funds (Effective)."

         The following procedures shall be followed if the Federal Funds Rate cannot be determined as described above:

         o If the above rate is not published by 9:00 a.m., New York City time, on the Calculation Date, the Federal Funds Rate shall be the rate on the applicable Federal Funds Interest Determination Date as published in H.15 Daily Update, or another recognized electronic source used for the purpose of displaying this rate, under the heading "Federal Funds/(Effective)."

         o If such rate is not yet published in either H.15(519) or H.15 Daily Update or another recognized electronic source by 3:00 p.m., New York City time, on the Calculation Date, the Calculation Agent shall determine the Federal Funds Rate to be the arithmetic mean of the rates for the last transaction in overnight U.S. dollar Federal Funds arranged by each of three leading brokers of U.S. dollar Federal Funds transactions in New York City selected by the Calculation Agent prior to 9:00 a.m., New York City time, on such Federal Funds Interest Determination Date.

         o If the brokers selected by the Calculation Agent are not quoting as mentioned above, the Federal Funds Rate in effect immediately prior to such Federal Funds Interest Determination Date shall not change and shall remain the Federal Funds Rate in effect on such Federal Funds Interest Determination Date.

Determination of LIBOR

         If the Base Rate specified on the face hereof is the London interbank offered rate ("LIBOR"), the interest rate per annum determined with respect to any Interest Determination Date specified on the face hereof (each, a "LIBOR Interest Determination Date") shall be determined by the Calculation Agent as follows:

         o As of the LIBOR Interest Determination Date, LIBOR shall be either:

                  o if "LIBOR Reuters" is specified on the face hereof, the arithmetic mean of the offered rates (unless the Designated LIBOR Page (as defined below) by its terms provides only for a single rate, in which case such single rate shall be used) for deposits in the Index Currency (as defined below) having the

                           Index Maturity specified on the face hereof, commencing on the applicable Interest Reset Date, that appear (or, if only a single rate is provided as aforesaid, appears) on the Designated LIBOR Page as of 11:00 a.m., London time, on such LIBOR Interest Determination Date; or

                  o if "LIBOR Telerate" is specified on the face hereof or if neither "LIBOR Reuters" nor "LIBOR Telerate" is specified on the face hereof as the method for calculating LIBOR, the rate for deposits in the Index Currency having the Index Maturity specified on the face hereof, commencing on such Interest Reset Date, that appears on the Designated LIBOR Page as of 11:00 a.m., London time, on such LIBOR Interest Determination Date.

         If fewer than the required number of applicable rates appear, LIBOR on such LIBOR Interest Determination Date shall be determined in accordance with the provisions described immediately below.

         o With respect to a LIBOR Interest Determination Date on which fewer than the required number of applicable rates appear on the Designated LIBOR Page as specified immediately above, the Calculation Agent will request the principal London offices of each of four major reference banks in the London interbank market, as selected by the Calculation Agent, to provide the Calculation Agent with its offered quotation for deposits in the Index Currency for the period of the Index Maturity specified on the face hereof, commencing on the applicable Interest Reset Date, to prime banks in the London interbank market at approximately 11:00 a.m., London time, on such LIBOR Interest Determination Date and in a principal amount not less than $1,000,000 (or the equivalent in the Index Currency as applicable) that is representative for a single transaction in such Index Currency in such market at such time. If at least two quotations are so provided, then LIBOR on such LIBOR Interest Determination Date shall be the arithmetic mean of such quotations.

         o If only one or no such quotations are so provided, then LIBOR on such LIBOR Interest Determination Date shall be the arithmetic mean of the rates quoted at approximately 11:00 a.m., in the applicable principal financial center for the country of the Index Currency, on such LIBOR Interest Determination Date by three major banks in such principal financial center selected by the Calculation Agent for loans in the Index Currency to leading European banks, having the Index Maturity specified on the face hereof and in a principal amount not less than $1,000,000 (or the equivalent in the Index Currency as applicable) that is representative for a single transaction in such Index Currency in such market at such time.

         o If the banks so selected by the Calculation Agent are not quoting as mentioned immediately above, LIBOR in effect immediately prior to such LIBOR

                  Interest Determination Date shall not change and shall remain the LIBOR in effect on such LIBOR Interest Determination Date.

         For purposes of the preceding discussion, the following capitalized terms have the following meanings:

         "Index Currency" means the currency specified on the face hereof (which may be a composite currency) for which LIBOR shall be calculated. If no such currency is specified, the Index Currency shall be U.S. dollars.

         "Designated LIBOR Page" means:

         o if "LIBOR Reuters" is designated on the face hereof, the display on the Reuters Monitor Money Rates Service (or any successor service) on the page specified on the face hereof (or any other page as may replace such page or such service (or any successor service)) for the purpose of displaying the London interbank rates of major banks for the applicable Index Currency; or

         o if "LIBOR Telerate" is designated on the face hereof or neither "LIBOR Reuters" nor "LIBOR Telerate" is designated on the face hereof as the method for calculating LIBOR, the display on Dow Jones Markets Limited (or any successor service) on page 3750 if the U.S. dollar is the Index Currency or with respect to any other Index Currency, on the page specified on the face hereof (or any other page as may replace such page or such service (or any successor service)) for the purpose of displaying the London interbank rates of major banks for the applicable Index Currency.

Determination of Prime Rate

         If the Base Rate specified on the face hereof is Prime Rate, the interest rate per annum determined with respect to any Interest Determination Date specified on the face hereof (each, a "Prime Interest Determination Date") shall equal the rate on such date as published in H.15(519) under the heading "Bank Prime Loan."

         The following procedures shall be followed if the Prime Rate cannot be determined as described above:

         o If the rate is not published prior to 9:00 a.m., New York City time, on the Calculation Date, then the Prime Rate shall be the rate on such Prime Interest Determination Date as published in H.15 Daily Update, or another recognized electronic source used for the purpose of displaying this rate, opposite the caption "Bank Prime Loan."

         o If the rate is not published prior to 3:00 p.m., New York City time, on the Calculation Date, in either H.15(519) or H.15 Daily Update or another recognized electronic source, then the Calculation Agent shall determine the Prime Rate to be the arithmetic mean of the rates of interest publicly announced by each bank that appears on the Reuters Screen US Prime1 Page (as defined below) as such bank's prime rate or base lending rate as in effect for that Prime Interest Determination Date.

         o If fewer than four rates appear on the Reuters Screen US Prime 1 Page on such Prime Rate Interest Determination Date, then the Calculation Agent shall determine the Prime Rate to be the arithmetic mean of the prime rates or base lending rates (quoted on the basis of the actual number of days in the year divided by 360) as of the close of business on such Prime Interest Determination Date by at least three major money center banks in New York City selected by the Calculation Agent.

         o If the banks selected are not quoting as mentioned immediately above, the Prime Rate in effect immediately prior to such Prime Interest Determination Date shall not change and shall remain the Prime Rate in effect on such Prime Interest Determination Date.

         "Reuters Screen US Prime1 Page" means the display designated as page "USPrime1" on the Reuters Monitor Money Rates Service (or such other page as may replace the US Prime1 page on that service for the purpose of displaying prime rates or base lending rates of major United States banks).

Determination of Treasury Rate

         If the Base Rate specified on the face hereof is Treasury Rate, the interest rate per annum determined with respect to any Interest Determination Date specified on the face hereof (each, a "Treasury Interest Determination Date") shall equal the rate applicable to the auction held on such date of direct obligations of the United States ("Treasury bills") having the Index Maturity specified on the face hereof under the caption "Investment Rate" on the display on Bridge Telerate, Inc. (or any successor service) on page 56 (or any other page as may replace such page on such service ) ("Telerate Page 56") or page 57 (or any other page as may replace such page on such service) ("Telerate Page 57") or, if not so published by 3:00 p.m., New York City time, on the related Calculation Date, the Bond Equivalent Yield (as hereinafter defined) of the rate for such Treasury bills as published in H.15(519) Daily Update, or such other recognized electronic source used for the purpose of displaying such rate, under the heading "U.S. Government Securities/Treasury Bills/Auction High".

         The following procedures shall be followed if the Treasury Rate cannot be determined as described above:

         o If the above rate is not published by 3:00 p.m., New York City time, on the Calculation Date, the Treasury Rate shall be the Bond Equivalent Yield of the auction rate of such Treasury bills on such Treasury Interest Determination Date as announced by the United States Department of the Treasury.

         o In the event that the auction rate of Treasury bills having the Index Maturity specified on the face hereof is not published or announced as provided above by 3:00 p.m., New York City time, on such Calculation Date, or if no such auction is held on such Treasury Interest Determination Date, then the Calculation Agent shall determine the Treasury Rate to be the Bond Equivalent Yield of the rate on such Treasury Rate Interest Determination Date of Treasury bills having the Index Maturity specified on the face hereof as published in H.15(519) under the caption "U.S. Government Securities/Treasury Bills/Secondary Market" or, if not yet published by 3:00 p.m., New York City time, on the related Calculation Date, the rate on such Treasury Rate Interest Determination Date of such Treasury bills as published in H.15 Daily Update, or such other recognized electronic source used for the purpose of displaying such rate, under the caption "U.S. Government Securities/Treasury Bills/Secondary Market." If such rate is not yet published in H.15(519), H.15 Daily Update or another recognized electronic source, then the Treasury Rate shall be calculated by the Calculation Agent and shall be the Bond Equivalent Yield of the arithmetic mean of the secondary market bid rates, as of approximately 3:30 p.m., New York City time, on such Treasury Interest Determination Date, of three leading primary United States government securities dealers selected by the Calculation Agent for the issue of Treasury bills with a remaining maturity closest to the Index Maturity specified on the face hereof.

         o If the dealers selected by the Calculation Agent are not quoting as mentioned immediately above, the Treasury Rate in effect immediately prior to such Treasury Interest Determination Date shall not change and shall remain the Treasury Rate in effect on such Treasury Interest Determination Date.

         "Bond Equivalent Yield" means a yield (expressed as a percentage) calculated in accordance with the following formula:


                 Bond Equivalent Yield  =   D x N          x 100
                                         --------------
                                         360 - (D x M)


where "D" refers to the applicable per annum rate for the security quoted on a bank discount basis and expressed as a decimal, "N" refers to 365 or 366, as the case may be, and "M" refers to the actual number of days in the interest period for which interest is being calculated.

Determination of CMT Rate

         If the Base Rate specified on the face hereof is CMT Rate, the interest rate per annum determined with respect to any Interest Determination Date specified on the face hereof (each, a "CMT Interest Determination Date") shall equal the rate displayed on the Designated CMT Telerate Page (as defined below) under the caption "Treasury Constant Maturities . . . Federal Reserve Board Release H.15 . . . Mondays Approximately 3:45 p.m.," under the column for the Designated CMT Maturity Index (as defined below) for:

                  (i) if the Designated CMT Telerate Page is 7051, such CMT Interest Determination Date; and

                  (ii) if the Designated CMT Telerate Page is 7052, the week or the month, as applicable, ended immediately before the week in which the related CMT Interest Determination Date occurs.

         The following procedures shall be used if the CMT Rate cannot be determined as described above:

         o If such rate is no longer displayed on the relevant page, or if not displayed by 3:00 p.m., New York City time, on the related Calculation Date, then the CMT Rate shall be such treasury constant maturity rate for the Designated CMT Maturity Index (as defined below) as published in H.15(519).

         o If that rate is no longer published, or if not published by 3:00 p.m., New York City time, on the related Calculation Date, then the CMT Rate shall be such treasury constant maturity rate for the Designated CMT Maturity Index (or other United States Treasury rate for the Designated CMT Maturity Index) for the CMT Interest Determination Date with respect to such Interest Reset Date as may then be published by either the Board of Governors of the Federal Reserve System or the United States Department of the Treasury that the Calculation Agent determines to be comparable to the rate formerly displayed on the Designated CMT Telerate Page and published in H.15(519).

         o If such information is not provided by 3:00 p.m., New York City time, on the related Calculation Date, then the Calculation Agent shall determine the CMT Rate to be a yield to maturity, based on the arithmetic mean of the secondary market closing offer side prices as of approximately 3:30 p.m., New York City time, on the CMT Interest Determination Date reported, according to their written records, by three leading primary United States government securities dealers (each, a "Reference Dealer") in New York City selected by the Calculation Agent as described in the following sentence. The Calculation Agent shall select five Reference Dealers and shall eliminate the highest quotation (or, in the event of overlap, one of the highest) and the lowest quotation (or, in the event of overlap, one of the lowest), for the most recently issued direct noncallable fixed rate obligations of the United States ("Treasury notes") with an original maturity of approximately the Designated CMT Maturity Index and a remaining term to maturity of not less than such Designated CMT Maturity Index minus one year.

         o If the Calculation Agent cannot obtain three such Treasury notes quotations, the Calculation Agent shall determine the CMT Rate to be a yield to maturity based on the arithmetic mean of the secondary market offer side prices as of approximately 3:30 p.m., New York City time, on the CMT Interest Determination Date of three Reference Dealers in New York City (selected using the same method described above) for Treasury notes with an original maturity of the number of years that is the next highest to the Designated CMT Maturity Index and a remaining term to maturity closest to the Designated CMT Maturity Index and in an amount of at least $100,000,000. If two Treasury notes with an original maturity as described above have remaining terms to maturity equally close to the Designated CMT Maturity Index, the Calculation Agent shall obtain quotations for the Treasury note with the shorter remaining term to maturity.

         o If three or four (but not five) of such Reference Dealers are quoting as described above, then the CMT Rate shall be based on the arithmetic mean of the offer prices obtained and neither the highest nor the lowest of such quotes shall be eliminated.

         o If fewer than three Reference Dealers selected by the Calculation Agent are quoting as mentioned immediately above, the CMT Rate in effect immediately prior to such CMT Interest Determination Date shall not change and shall remain the CMT Rate in effect on such CMT Interest Determination Date.

         "Designated CMT Telerate Page" means the display on the Telerate (or any successor service) on the page specified on the face hereof (or any other page as may replace such page on that service for the purpose of displaying Treasury Constant Maturities as reported in H.15(519)). If no such page is specified, the Designated CMT Telerate Page shall be 7052, for the most recent week.

         "Designated CMT Maturity Index" means the original period to maturity of the U.S. Treasury securities (either 1, 2, 3, 5, 7, 10, 20 or 30 years) specified on the face hereof with respect to which the CMT Rate shall be calculated.

Events of Default

         If an Event of Default, as defined in the Indenture, with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

Modification and Waivers; Obligation of the Company Absolute

         The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of all series to be affected, acting together as a class. The Indenture also contains provisions permitting the Holders of a majority in principal amount of the Securities of all series at the time Outstanding affected by certain provisions of the Indenture, acting together as a class, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with those provisions of the Indenture. Certain past defaults under the Indenture and their consequences may be waived under the Indenture by the Holders of a majority in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

         No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed, except that in the event the Company deposits money or Eligible Instruments as provided in Section 401 or 403 of the Indenture, such payments shall be made only from proceeds of such money or eligible Instruments.

Defeasance and Covenant Defeasance

         The Indenture contains provisions for defeasance at any time of (a) the entire indebtedness on this Security and (b) certain restrictive covenants and certain Events of Default, upon compliance by the Company with certain conditions set forth therein, which provisions apply to this Security.

Redemption

         If so provided on the face hereof, the Company may at its option redeem this Security in whole or from time to time in part in increments of $1,000 (provided that any remaining principal amount of this Security shall not be less than the minimum authorized denomination hereof) on or after the date designated as the Initial Redemption Date on the face hereof at 100% of the unpaid principal amount hereof or the portion thereof redeemed multiplied by a percentage (the "Redemption Percentage"), together with accrued interest, if any, to the Redemption Date. The Redemption Percentage shall initially be equal to the Initial Redemption Percentage specified on the face hereof and shall decline at each anniversary of the Initial Redemption Date by the amount of the Annual Redemption Percentage Reduction specified on the face hereof, until the Redemption Percentage is equal to 100%. The Company may exercise such option by causing the Trustee to mail a notice of such redemption at least 30 but not more than 60 days prior to the applicable Redemption Date to each Holder of the Securities of this series to be redeemed. In the event of redemption of this Security in part only, the Company shall issue a new Security or Securities for the unredeemed portion hereof in the name of the Holder hereof upon the cancellation hereof. If less than all of the Securities of this series with like tenor and terms are to be redeemed, the Securities to be redeemed shall be selected by the Trustee by such method as the Trustee shall deem fair and appropriate.

Sinking Fund

         Unless otherwise specified on the face hereof, this Security shall not be entitled to any sinking fund.

Repayment

         If so provided on the face hereof, this Security will be repayable prior to the Stated Maturity Date at the option of the Holder, in whole or in part and in increments of $1,000 (provided that any remaining principal amount of this Security surrendered for partial repayment shall not be less than the minimum authorized denomination hereof), on or after the date designated as an Optional Repayment Date on the face hereof at 100% of the principal amount to be repaid, plus accrued interest, if any, to the Repayment Date. In order for this Security to be repaid, the Company must receive at the applicable address of the Paying Agent set forth below or at such other place or places of which the Company shall from time to time notify the Holder of the within Security, at least 30 but not more than 45 days prior to an Optional Repayment Date, either
(i) this Security, with the form below entitled "Option to Elect Repayment" duly completed, or (ii) a telegram, telex, facsimile transmission, or letter from a member of a national securities exchange or the National Association of Securities Dealers, Inc. or a commercial bank or a trust company in the United States of America setting forth (a) the name, address and telephone number of the Holder of this Security, (b) the principal amount of this Security and the amount of this Security to be repaid, (c) a statement that the option to elect repayment is being exercised thereby, and (d) a guarantee stating that the Company will receive this Security, with the form below entitled "Option to Elect Repayment" duly completed, not later than five Business Days after the date of such telegram, telex, facsimile transmission or letter (and this Security and form duly completed are received by the Company by such fifth Business Day). Any such election shall be irrevocable. The address to which such deliveries to __________________________________ are to be made is
______________________ ______________________________________ (or, at such other place as the Company shall
notify the Holders of the Securities of this series). All questions as to the validity, eligibility (including time of receipt) and acceptance of any Security for repayment will be determined by the Company, whose determination will be final and binding. Upon any partial repayment, this Security shall be cancelled and a new Security or Securities for the remaining principal amount hereof shall be issued in the name of the Holder of this Security.

Authorized Denominations

         Unless otherwise provided on the face hereof, this Security is issuable only in registered form without coupons in denominations of $1,000 or any amount in excess thereof which is an integral multiple of $1,000.

Registration of Transfer

         Upon due presentment for registration of transfer of this Security at the office or agency of the Company maintained in _____________ or _________________, a new Security or Securities of this series in authorized denominations for an equal aggregate principal amount will be issued to the transferee in exchange herefor, as provided in the Indenture and subject to the limitations provided therein and to the limitations described below, without charge except for any tax or other governmental charge imposed in connection therewith.

         If this Security is a Global Security (as specified above), this Security is exchangeable for definitive Securities in registered form only if
(x) the Depositary notifies the Company that it is unwilling or unable to continue as Depositary for this Security or if at any time the Depositary ceases to be a clearing agency registered under the Securities Exchange Act of 1934, as amended, and the Company does not appoint a successor Depositary within 90 days after receiving such notice or after becoming aware that the Depositary has ceased to be so registered as a clearing agency, (y) the Company in its sole discretion determines that this Security shall be exchangeable for definitive Securities in registered form and notifies the Trustee thereof or (z) an Event of Default with respect to the Securities represented hereby has occurred and is continuing. If this Security is exchangeable pursuant to the preceding sentence, it shall be exchangeable for definitive Securities in registered form, bearing interest at the same rate, having the same date of issuance, redemption provisions, Stated Maturity Date and other terms and of authorized denominations aggregating a like amount.

         If this Security is a Global Security (as specified above), this Security may not be transferred except as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor of the Depositary or a nominee of such successor. Except as provided above, owners of beneficial interests in this Global Security will not be entitled to receive physical delivery of Securities in definitive form and will not be considered the Holders hereof for any purpose under the Indenture.

         Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

No Personal Recourse

         No recourse shall be had for the payment of the principal of or the interest on this Security, or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture or any indenture supplemental thereto, against any incorporator, stockholder, officer or director, as such, past, present or future, of the Company or any successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issuance hereof, expressly waived and released.

Defined Terms

         All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

Governing Law

         This Security shall be governed by and construed in accordance with the law of the State of New York, without regard to principles of conflicts of laws.

                              --------------------


                            OPTION TO ELECT REPAYMENT

               TO BE COMPLETED ONLY IF THIS SECURITY IS REPAYABLE
                   AT THE OPTION OF THE HOLDER AND THE HOLDER
                          ELECTS TO EXERCISE SUCH RIGHT


                              --------------------


         The undersigned hereby irrevocably requests and instructs the Company to repay the within Security (or the portion thereof specified below), pursuant to its terms, on the Optional Repayment Date first occurring after the date of receipt by the Company of the within Security as specified below (the "Repayment Date"), at a Repayment Price equal to 100% of the principal amount thereof, together with interest to the Repayment Date, to the undersigned, _____________________________, at ______________________________________ (please print or typewrite name and address of the undersigned).

         For this option to elect repayment to be effective, the Company must receive, at the applicable address of the Paying Agent set forth in the within Security or at such other place or places of which the Company shall from time to time notify the Holder of the within Security, at least 30 but not more than 45 days prior to an Optional Repayment Date, either (i) this Security, with this "Option to Elect Repayment" form duly completed, or (ii) a telegram, telex, facsimile transmission, or letter from a member of a national securities exchange or the National Association of Securities Dealers, Inc. or a commercial bank or a trust company in the United States of America setting forth (a) the name, address and telephone number of the Holder of the Security, (b) the principal amount of the Security and the amount of the Security to be repaid,
(c) a statement that the option to elect repayment is being irrevocably exercised thereby, and (d) a guarantee stating that the Security to be repaid with the form entitled "Option to Elect Repayment" on the addendum to the Security duly completed will be received by the Company not later than five Business Days after the date of such telegram, telex, facsimile transmission or letter (and such Security and form duly completed are received by the Company by such fifth Business Day).

         If less than the entire principal amount of the within Security is to be repaid, specify the portion thereof (which shall be an integral multiple of $1,000) which the Holder elects to have repaid: $__________.

         If less than the entire principal amount of the within Security is to be repaid, specify the denomination or denominations (which shall be $1,000 or an integral multiple thereof) of the Security or Securities to be issued to the Holder for the portion of the within Securities not being repaid (in the absence of any specification, one such Security will be issued for the portion not being repaid): $______________.



Date:  _________________            __________________________________________

                                    Notice: The signature to this Option to
                                    Elect Repayment must correspond with the name as written upon page 2 of the within Security in every particular without alteration or enlargement or any change whatsoever.

                                  ABBREVIATIONS


         The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM   --  as tenants in common

TEN ENT   --  as tenants by the entireties

JT TEN    --  as joint tenants with right
              of survivorship and not
              as tenants in common

UNIF GIFT MIN ACT  --  _____________________ Custodian _________________________
                              (Cust)                            (Minor)

Under Uniform Gifts to Minors Act

_____________________________
           (State)

         Additional abbreviations may also be used though not in the above list.

         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

Please Insert Social Security or
Other Identifying Number of Assignee

_____________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
  (PLEASE PRINT OR TYPE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE) the within Security of WELLS FARGO & COMPANY and all rights thereunder and does hereby irrevocably constitute and appoint __________________ attorney to transfer the said Security on the books of the within-named Company, with full power of substitution in the premises.

Dated:  _________________________


                                                       _________________________

                                Signature Guaranteed:  _________________________





NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within Security in every particular, without alteration or enlargement or any change whatsoever.